Investor Presentation

April 2019

Safe Harbor

During the course of this presentation the Company will be making forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc. and its subsidiaries operate.

Forward looking statements are only predictions and are not guarantees of performance. These statements are based on management's beliefs and assumptions, which in turn are based on currently available information. Important assumptions include, among others, those regarding demand for Company services, expansion of service offerings geographically or through new or expanded service lines, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward looking statements also involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Many of these factors are beyond our ability to control or predict. Such factors include an accident at one of our facilities, incidents resulting from the handling of dangerous substances, the loss or failure to renew significant contracts, competition in our markets, adverse economic conditions, our compliance with applicable laws and regulations, the realization of anticipated benefits from acquired operations, our ability to perform under required contracts, limitations on our available cash flow as a result of our indebtedness, liabilities arising from our participation in multi-employer pension plans, cyber security threats, unanticipated changes in tax rules and regulations, loss of key personnel, a deterioration in our labor relations or labor disputes, our ability to pay dividends or repurchase stock, anti-takeover regulations, stock market volatility, our access to insurance, surety bonds and other financial assurances, our litigation risk not covered by insurance, the replacement of non-recurring event projects, our ability to permit and contract for timely construction of new or expanded disposal space, renewals of our operating permits or lease agreements with regulatory bodies, our ability or the timing of reconstructing and receiving regulatory approvals for the reopening of the Grand View, Idaho treatment facility, the timing or amount of insurance recoveries associated with the reconstruction and business interruption losses for the Grand View, Idaho treatment facility, our access to cost-effective transportation services, lawsuits, our implementation of new technologies, fluctuations in foreign currency markets and foreign affairs.

Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission (the "SEC"), we are under no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on our forward-looking statements. Although we believe that the expectations reflected in forward-looking statements are reasonable, we cannot guarantee future results or performance. Before you invest in our common stock, you should be aware that the occurrence of the events described in the "Risk Factors" sections of our annual and quarterly reports could harm our business, prospects, operating results, and financial condition.

US Ecology Overview

Vision: To be the premier provider of comprehensive environmental services.

$25 Billion[1] Environmental Services Industry	Considerable Barriers to Entry	Strong Operational and Financial Metrics	Positioned for Growth
• Fully Integrated North American Environmental Services Provider • $11 Billion Hazardous Waste Market • $1 Billion Radioactive Waste • $14 Billion Field and Industrial Services	• Highly Regulated Industry • Strategic Landfill Assets and Permitted Facilities • Broad Geographic Reach • Industry Expertise and Execution Track Record	• Diverse, Blue Chip Customer Base across a Broad Range of Industries • High Proportion of Recurring Revenue Limits Cyclicality • Meaningful Operating Leverage • Strong Balance Sheet • Commitment to Health, Safety and the Environment	• Drivers: Regulation, Industrial Economy, Government/ Superfund • Pipeline of Organic Growth Initiatives • Pursue Selective High Quality Strategic Acquisitions

(1) Source: Environmental Business Journal, Volume XXIX October 2016

History and Growth

US Ecology has six decades of experience, adding new sites and expanding its unique and comprehensive mix of environmental services



1952
Founded as Nuclear Engineering Company
1962
America's first licensed LLRW disposal facility (Beatty, NV)
1965
America's second LLRW disposal facility (Richland, WA) opened
1968
First hazardous waste services facility opened (Sheffield, IL)
1970
Opened Beatty, NV hazardous waste disposal cells
1973
Opened Robstown, TX hazardous waste disposal cells
1975
1976
The Resource Conservation & Recovery Act (RCRA) and Toxic Substances Control Act (TSCA) was passed
1984
American Ecology Corp. IPO
2001
Grand View, ID facility acquired
2005 2007
Upgraded infrastructure at Texas, Nevada and Idaho; Added rail fleet
2008
Thermal recycling services opened
2010
Changed name to US Ecology, Inc.
Stablex facility acquired
2012
Dynecol Acquired
2014
EQ Acquired; US Ecology is nationwide; Field & Industrial Services added
2015
Divested Allstate PowerVac
2016
Acquired facilities: Tilbury, ON Vernon, CA
2018
ES&H Dallas and Midland Acquired; Emergency & Spill Response Services added
Ecoserve Industrial Disposal LLC Acquired

Broad Scope of Environmental Services



Waste Generation
Services
Transfer, Storage & Treatment
Disposal
Direct Sourcing
Retail Hazardous Waste Logistics
Industrial Cleaning & Maintenance
In-Plant Total Waste Management
Terminal Services
Petroleum Services
Airport Environmental Services
Remediation & Construction
Emergency Response
Household Hazardous Waste Collection
LTL Logistics
Lab-Pack
Infrastructure Support
Truck & Rail Services
Treatment, Storage & Disposal Facilities ("TSDFs")
Wastewater Treatment Facilities
Mobile Recycling Operation
Hazardous Landfill
Solvent Recycling
Oil Recycling
Incineration
Fuel Blending
Non-Haz Landfill
Cement Kiln
Waste - to - Energy
Sourcing from Intermediaries
TSDFs / Brokers
Other Environmental Services Companies

(1) Source: Environmental Business Journal, Volume XXIX October 2016

Hazardous Waste is Generated by Diverse End Markets

Industry Vertical/Source	% 2018 T&D Revenues	Example Waste Streams
Manufacturing *(Chemical, General and Metal)*	45%	Acids, Caustics, Heavy Metals, Emission Control Dust, Plant Process Waters and Sludges
Other Industries	13%	Unused Household Chemicals, Off-Spec Retail Products, Laboratory Chemicals
Refining	11%	Refinery Tank Bottoms and Catalysts
Government	7%	PCBs. Hazardous and Radioactive Wastes from DOD, Superfund, EPA and other agencies
Utilities	3%	PCB Transformers, Power Plant Decommissioning Wastes
Mining, E&P Exploration	2%	Drilling Waste, Mercury, Crucible Waste, NORM
Broker/TSDF	13%	Containerized Waste from Various Industries
Remediation and Transportation	6%	Contaminated Soils from Clean-Up Projects and On-going Waste from Pipeline and Terminal Operations

US Ecology Focuses on the Most Complex Waste Streams



Waste Stream Pricing Continuum
High
Low
Price per Ton
LLRW
High Level Radium
Refinery Sludges / Catalysts
Hazardous Containerized
Fission Products / SNM
Hazardous Debris
TENORM
NORM
Heavy Metals
PCB / Hazardous Solids
Non Haz / State Regulated
MSW
US ecology
High
Volume
Low

Transformation into a Leading Provider of Comprehensive Environmental Services

A Decade of Progress

Acquire Valuable Assets to Create a National TSDF Footprint

EQ · STABLEX (a US Ecology company) · evoqua Vernon · Dynecol · ENVIRONMENTAL SERVICES INC · ES&H of Dallas · ecoserv

Expand Permits and Services to Broaden Capabilities

Invest in Infrastructure to Diversify Business Model and Increase Flexibility

Support Customer Needs and Execute on Growth Initiatives



Canada
United States
Mexico
(2)
(4)
(2)

- Headquarters
- Disposal Sites (5 Haz, 1 Radioactive (Class A, B, C)
- Treatment & Recycling (23)
- Service Centers (15)
- Retail Satellites (13)

Segment Overview

Environmental Services ("ES")

- Provides hazardous and non-hazardous materials management services at Company-owned treatment and disposal facilities
- Services include waste disposal, treatment, recycling and transportation
  - Key assets include:
    - Hazardous waste landfills
    - Commercially licensed radioactive waste landfill
    - Treatment and Recycling facilities

2018 Statistics for ES
• Revenue: $400.7 million (71%) • Adjusted EBITDA[1]: $160.5 million • Adjusted EBITDA Margin: 40%

Field & Industrial Services ("FIS")

- ***Field Services:*** Provides packaging, collection and waste management solutions at customer sites and our 10-day storage facilities as well as emergency and spill response
  - Small Quantity Generation ("SQG")
    - Retail Services
    - LTL Collection
    - Lab pack
    - Household Hazardous Waste ("HHW")
  - Total Waste Management
  - Transportation and Logistics
  - Remediation

2018 Statistics for FIS
• Revenue: $165.3 million (29%) • Adjusted EBITDA[1]: $18.5 million • Adjusted EBITDA Margin: 11%

- ***Industrial Services:*** Provides specialty cleaning, maintenance and excavation services at customers' industrial sites as well as emergency response services and transportation.

Corporate

- Cost center providing sales and administrative support across segments

2018 Statistics for Corporate
• Adjusted EBITDA[1]: ($54.3 million)

[1]See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 30 - 38 of this presentation

Coast to Coast Disposal Network

- Facilities Positioned throughout North America
  - 5 Haz / Non-Haz Landfills (All Co-Located with Treatment)
  - 1 Radioactive Waste Landfill (Class A, B, C)
- Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions
- Broad Range of Permits and Acceptance Criteria
- Infrastructure to Support High Volume Transfer
- Rail and Truck Access



Idaho (Grand View)



Michigan (Belleville)



Nevada (Beatty)



Stablex (Quebec - Blainville)



Texas (Robstown)



Washington (Richland)
Radioactive Landfill

Long-lived Facilities with Significant Capacity

Location	Total Acreage	Permitted Airspace (Cubic Yards)	Non-Permitted Airspace (Cubic Yards)	Estimated Life (Years)	Services Provided
Beatty, Nevada	480	8,139,634	-	35	Hazardous and non-hazardous industrial, RCRA, TSCA and certain NRC-exempt (NORM) radioactive waste
Robstown, Texas	873	10,422,212	-	44	Hazardous and non-hazardous industrial, RCRA, PCB remediation and certain NRC-exempt (LARM and NORM/NARM) radioactive waste. Rail transfer station
Grand View, Idaho	1,411	10,221,577	18,100,000	213	Hazardous and non-hazardous industrial, RCRA, TSCA, and certain NRC-exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station
Belleville, Michigan	455	11,494,787	-	34	Hazardous and non-hazardous industrial, RCRA, TSCA, and certain NRC-exempt (NORM/NARM, Technologically Enhanced NORM (TENORM)) radioactive waste. Rail transfer station
Blainville, Québec, Canada	350	5,190,912	-	20	Inorganic hazardous liquid and solid waste and contaminated soils. Direct rail access
Richland, Washington	100	61,702	-	37	LLRW disposal facility accepts Class A, B, and C commercial LLRW, NORM/NARM and LARM waste
Total		45,530,825	18,100,000		

Large Treatment Network

- Facilities throughout the Northeast, Midwest, West, South and Gulf regions
- Five co-located with disposal facilities
- Ability to manage a wide range of liquid and solid waste streams
- Broad range of de-characterization and de-listing capabilities
- State-of-the-art air handling

16 Treatment Facilities

Located at Landfills
- Idaho
- Michigan
- Nevada
- Quebec
- Texas

Standalone
- Michigan (2)
- Ohio
- Penn.
- Illinois
- Alabama
- Oklahoma
- Florida
- Ontario
- California
- Texas

Michigan (Detroit)
Treatment / Stabilization and WWT


320

Ohio, Penn. and Illinois
Liquid and Solid Waste Treatment



Nevada (Beatty)
Treatment / Stabilization



Recycling

- Seven recovery / recycling operations in the Gulf, Midwest, Northeast and Southern Regions
- Market Oriented Solutions:
  - Thermal Desorption – Oil / Catalyst Recovery
  - Solvent Distillation – Airline De-icing, Other Solvents
  - Mobile Distillation – On-site Solvent Recovery for Manufacturing facilities in the South and Midwest
  - Selective Precipitation – Valuable Metals Recovery

Resource Recovery
Glycol & NMP Solvent Recycling (MI)
Two Airport Recovery Sites (MN & PA)



Texas (Robstown)
Thermal Recycling



North Carolina (Mt. Airy)
Mobile Solvent Recovery – South & Midwest



Pennsylvania (York)
Ohio (Canton)
Selective Precipitation Metals Recovery



Event Business Leverages Recurring Base Business Assets

	% of 2018 T&D Revenue	Key Drivers	Project Examples	Contract Structure
Base Business	80%	■ Overall industrial production and regulatory environment for hazardous waste	■ On-going industrial processes that regularly generate waste ■ Small cleanups with volumes of less than 1,000 tons	■ Typically 1-year in length, with renewal provisions and pricing escalators ■ Processes waste at pre-determined prices
Event Business	20%	■ Multi-site long term contracts, plant maintenance activities ■ Commercial activity including redevelopment and plant expansions, liability cleanup, environmental enforcement, government funding	■ Multi-year contract with USACE ■ Large site cleanups spanning a few days to multiple years with total volumes greater than 1,000 tons	■ Typically exclusive contracts for certain types of services ■ Contractual terms can vary depending on the project

Building Our Recurring Revenue

Focus on Growing Base Business



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
ES Base T&D
ES Event T&D
ES Transportation
% ES Base/Recurring
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
50%
56%
59%
61%
65%
60%
71%
75%
81%
78%
80%
Stablex Acquisition
EQ Acquisition
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

- Continued investment to grow base treatment & disposal (T&D)
  - Lean/Focused sales
  - Hybrid broker/Direct channel
  - Permit modifications
  - Infrastructure expansion
- Positioned for event business ("Surge Capacity")

Note: Reflects the T&D revenue associated with acquisitions on an "as reported" basis.

Field Services

Small Quantity Generator Services

Retail
End-to-end management of retail hazardous waste programs




Lab Pack
Small quantity chemical management services



LTL / HHW
Household hazardous waste collection and Less-than-truckload container management






Other Field Services

Managed Services
Outsourced management, tracking and reporting all waste streams for generators





Transportation & Logistics
Transport of waste from point of generation to ultimate disposal



Remediation
Management of remedial construction projects from start to finish



Organic & Inorganic Growth Opportunities

Execute on Marketing Initiatives

- Build base business
- Increase win rate on clean-up project pipeline
- Drive volumes to profit from inherent operating leverage
- Target high margin, niche waste streams
- Develop new markets and services; cross-sell

Leverage Regulatory Expertise

- Expand current permit capabilities
- Seek new permits for service expansion
- Capitalize on evolving regulatory environment
- Take advantage of cross-border, import-export expertise

Build on Robust Waste Handling Infrastructure

- Introduce new treatment technologies
- Maximize throughput at all facilities
- Utilize transportation assets
- Expand thermal recycling
- Investing in our IT Systems

Provide Unequalled Customer Service

- Customer-centric focus
- Listening to customers is critical to success
- Identify innovative and technology-driven solutions for customer challenges

Disciplined Buy or Build Strategy

- Expand disposal network, customer base and geographic footprint
- Invest in services that drive growth and margin to Environmental Services Business
- Select greenfield opportunities
- Preserve flexibility

US ecology

Generate Sustainable Increases in EPS and Cash Flow

Financial Overview

Revenue Trends

Revenue

($ in Millions)



$700
$600
$500
$400
$300
$200
$100
$0
Total Company (cont. ops.)
Divested Business
$201
$447
$37
$410
$563
$59
$504
$478
$504
$566
2019 Guidance Range
$627
$583
2013
19%
2014
122%
2015
23%
2016
-5% (1)
2017
5%
2018
12%
2019
Revenue Growth (YoY)

(1) Based on YoY comparison excluding APV

Net Income & Adj. EBITDA

Net Income

($ in Millions)



Total Company (cont. ops.)
Divested Business
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$32
$38
$26
$34
$49
$50
2013
2014
2015
2016
2017(3)
2018

Adj. EBITDA(1)

($ in Millions)



2019 Guidance Range
$150
$125
$100
$75
$50
$25
$0
Total Company (cont. ops.)
Divested Business
$71
$109
$104
$125
$120
$113
$114
$125
$145
$135
2013 35%
2014 24%
2015 22%
2016 24%
2017 23%
2018 22%(2)
2019
Adj. EBITDA Margin

(1) See definition and reconciliation of Adjusted EBITDA and Pro Forma adjusted EBITDA on pages 30 - 38 of this presentation
(2) Based on 2015, 2016, 2017 & 2018 margins (includes $2.2 million, $637,000, $500,000 and $748,000 of business development expenses, respectively)
(3) Includes an income tax benefit of approximately $23.8 million related to tax reform

Strong Free Cash Flow

Free Cash Flow(1)

($ in Millions)



$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2019
Guidance Range
$28
$43
$32
$39
$45
$41
$50
$45
2013
2014
2015
2016
2017
2018
2019

Cash and Debt (as of 12/31/18)

Cash on hand:	$32.0 million
Net Borrowing's outstanding:	$332.0 million

- Future growth and stable operations
- Attractive Dividend $0.72 - Yield ~ 1%

(1) Free cash flow is calculated as net cash provided by operating activities less purchases of property and equipment net of insurance proceeds from damaged property and equipment. See reconciliation on page 35.

2018 Financial Review

- Total revenue of $565.9 million, up 12% from $504.0 million in 2017
  - ES revenue of $400.7 million, up 9% from $366.3 million in 2017
    - 7% increase in T&D revenue; 18% increase in transportation
  - FIS revenue of $165.3 million, up 20% from $137.7 million in 2017
- Gross profit of $170.1 million, up 11% from $153.1 million in 2017
  - ES gross profit of $147.5 million, up from $135.0 million in 2017
    - T&D margin of 42%, up from 40% in 2017
  - FIS gross profit of $22.6 million, up from $18.2 million in 2017
- SG&A of $92.3 million compared with $84.5 million in 2017
  - Higher labor and incentive compensation, professional consulting services and bad debt expenses
  - SG&A declined as a percent of revenue
- Operating income of $74.1 million, up 24% from $59.8 million in 2017
- Net interest expense of $11.9 million, down from $18.1 million for 2017
  - $5.5 million write-off of deferred financing costs in April 2017 and a lower interest rate
- Net income of $49.6 million, or $2.25 per diluted share, compared with $49.4 million, or $2.25 per diluted share, for 2017
- Adjusted EPS[1] of $2.32 per diluted share compared with $1.72 per diluted share for 2017
- Pro Forma Adjusted EBITDA[1] of $125.4 million, up 10% from $114.3 million for 2017

2018 Revenue by Segment


29%
71%
ES
FIS

2017 Revenue by Segment


27%
73%
ES
FIS

[1]See definition and reconciliation of adjusted earnings per share and adjusted EBITDA on pages 30 - 38 of this presentation or attached as Exhibit A to our earnings release filed with the SEC on Form 8-K

US ecology | Unequaled service. Solutions you can trust.

2018 YTD Financial Review

Environmental Services T&D Revenue by Industry	Percent of Total		Percent Change
	2018	2017	2018 vs. 2017
Chemical Manufacturing	17%	17%	9%
Metal Manufacturing	16%	16%	4%
Broker / TSDF	13%	13%	8%
General Manufacturing	12%	13%	-2%
Refining	11%	11%	1%
Government	7%	6%	19%
Utilities	3%	4%	-10%
Transportation	3%	2%	13%
Waste Management & Remediation	3%	3%	12%
Mining and E&P	2%	3%	-25%
Other	13%	12%	11%

Environmental Services T&D Revenue by Industry	% Change - 2018 vs. 2017	
	Base	Event
Chemical Manufacturing	13%	5%
Metal Manufacturing	5%	-2%
Broker / TSDF	9%	-45%
General Manufacturing	4%	-69%
Refining	7%	-31%
Government	17%	20%
Utilities	-12%	-8%
Transportation	25%	-58%
Waste Management & Remediation	9%	18%
Mining and E&P	-6%	-89%
Other	9%	20%

Financial Policy Overview

Target Capital Structure

- Target leverage of mid-3x for the right strategic opportunity
- Absent large M&A opportunities, continue to de-lever and reach 2.0x total leverage

Organic Growth Strategy

- Generate sustainable increases in revenues, earnings and free cash flow by executing on marketing initiatives, leveraging regulatory expertise, building on the Company's robust waste handling infrastructure
- Continued integration of T&D and services will augment and sustain growth

Acquisition Strategy

- Conservative and targeted approach to acquisitions, centering around treatment and disposal assets and complementary services
- Focused on filling in service gaps across the value chain and leveraging core competencies to service generators of regulated and specialty waste
- Company continues to evaluate acquisitions on an opportunistic basis

Dividend & Share Repurchase Policy

- ECOL's dividend policy is reviewed annually by the board of directors who approves levels based on free cash flow and ongoing cash needs
- Company does not anticipate any changes to its existing dividend policy or payout at this time
- $25 million share repurchase program was extended in June 2018 and will remain in effect through June 2020. No changes to the current policy are expected at this time

Financial Position & Cash Flow Metrics

- Net borrowings on credit agreement = $332.0 million
  - Leverage ratio of 2.6x
- Working capital = $111.4 million
- 2018 cash generated from operations = $81.5 million
- 2018 capital expenditures = $40.8 million
- 2018 dividends paid = $15.8 million
- 2018 free cash flow[1] = $40.7 million

(in thousands)	December 31, 2018		December 31, 2017	
Assets				
Current Assets:				
Cash and cash equivalents	$	31,969	$	27,042
Receivables, net		144,690		110,777
Other current assets		18,009		9,138
Total current assets		**194,668**		**146,957**
Long-term assets		753,230		655,119
Total assets	$	**947,898**	$	**802,076**
Liabilities and Stockholders' Equity				
Current Liabilities:				
Accounts payable, accrued liabilities, income taxes payable	$	70,515	$	54,968
Deferred revenue		10,451		8,532
Current portion of closure and post-closure obligations		2,266		2,330
Total current liabilities		**83,232**		**65,830**
Long-term closure and post-closure obligations		76,097		73,758
Long-term debt		364,000		277,000
Other liabilities		65,352		61,411
Total liabilities		**588,681**		**477,999**
Stockholders' Equity		**359,217**		**324,077**
Total liabilities and stockholders' equity	$	**947,898**	$	**802,076**
Working Capital	$	111,436	$	81,127

	Year Ended December 31,			
Selected Cash Flow Items:	**2018**		**2017**	
Net cash provided by operating activities	$	81,485	$	79,703
Free cash flow [1]	$	40,728	$	44,776

[1]See reconciliation of free cash flow on page 35 of this presentation

2019 Business Outlook

- Underlying business conditions remain strong across segments, service offerings and geographies
- Strong organic growth expected
- 2018 acquisitions expected to be additive to growth
- Headwinds expected until full operations of Idaho facility recommence
- Insurance recoveries anticipated; timing and amounts difficult to estimate
- Guidance:
  - Adjusted EBITDA expected to range from $135 million to $145 million
    - Reflects growth of up to 16% over 2018 Pro Forma adjusted EBITDA
    - Inclusive of $3 million to $5 million negative impact from Idaho operations
    - Acquired operations to add approximately $13 million of adjusted EBITDA
  - Adjusted Earnings Per Share to range from $2.09 to $2.41 per diluted share

2019 Business Outlook

- Guidance Continued:
  - Revenue expected to range from $583 million to $627 million
    - ES revenue expected to range between $408 million to $438 million
      - Base Business to increase by 3% - 5%
      - Double digit growth in Event Business
    - FIS revenue expected to range between $175 million to $189 million
      - Strong growth opportunities and 2018 contract wins
  - Capital expenditures expected to range between $55 million to $60 million
    - 40% on new landfill construction
    - 25% on high ROIC capital projects
    - 35% on maintenance capital and other
  - Free cash flow up 10%-23% to $45 million to $50 million
  - Approximately $8 million of additional capital to rebuild Idaho facility
    - Expected to be recovered through insurance proceeds
  - Income tax rate expected to be 27%

US Ecology Investment Highlights

- Highly Strategic Assets and Broad Geographic Reach
- Valuable Landfill Position within the Industry
- Broad Set of Blue Chip Customers from a Wide Range of Industries
- Highly Regulated Industry that Requires Expertise
- High Proportion of Recurring Revenue Limiting Cyclicality
- Strong Cash Flow
- Experienced Management Team with Proven Ability to Execute

US ecology

Appendix

Non-GAAP Financial Measures

US Ecology reports adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow results, which are non-GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company's operating performance. Because adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies. Items excluded from adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow are significant components in understanding and assessing financial performance.

Adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow should not be considered in isolation or as an alternative to, or substitute for, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Adjusted EBITDA, Pro Forma adjusted EBITDA, adjusted earnings per diluted share and free cash flow have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP.

Non-GAAP Financial Measures - Definitions

Adjusted EBITDA

The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense/benefit, depreciation, amortization, share-based compensation, accretion of closure and post-closure liabilities, foreign currency gain/loss, non-cash impairment charges and other income/expense, which are not considered part of usual business operations.

Pro Forma Adjusted EBITDA

The Company defines Pro Forma adjusted EBITDA as adjusted EBITDA (see definition above) plus business development expenses incurred during the period. We believe Pro Forma adjusted EBITDA is helpful in understanding our business and how it relates to our 2019 guidance which does not include business development expenses.

Adjusted Earnings Per Diluted Share

The Company defines adjusted earnings per diluted share as net income adjusted for the after-tax impact of the non-cash impairment charges, the after-tax impact of the gain on the issuance of a property easement, the impact of discrete income tax adjustments, the impact of tax reform, the after-tax impact of non-cash write-off of deferred financing fees related to our former credit agreement, the after-tax impact of business development costs, and non-cash foreign currency translation gains or losses, divided by the number of diluted shares used in the earnings per share calculation.

Impairment charges excluded from the earnings per diluted share calculation are related to the Company's assessment of goodwill and intangible assets associated with its mobile recycling business in 2018 and airport recovery business in 2017. The property easement gain relates to the issuance of an easement on a small portion of owned land at an operating facility which should not hinder our future use. The discrete income tax adjustments relate to the implementation of tax planning strategies that resulted in one-time favorable adjustments to prior year income tax returns. The non-cash write-off of deferred financing fees relates to the write-off of the remaining unamortized fees associated with our former credit agreement which was refinanced in April 2017. Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses. The foreign currency translation gains or losses excluded from the earnings per diluted share calculation are related to intercompany loans between our Canadian subsidiaries and the U.S. parent which have been established as part of our tax and treasury management strategy. These intercompany loans are payable in Canadian dollars ("CAD") requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period.

We believe excluding the non-cash impairment charges, the discrete income tax adjustments, the impact of tax reform, the gain on issuance of a property easement, the after-tax impact of the non-cash write off of deferred financing fees, the after-tax impact of business development costs, and non-cash foreign currency translation gains or losses provides meaningful information to investors regarding the operational and financial performance of the Company.

Free Cash Flow

The Company defines free cash flow as net cash provided by operating activities less purchases of property and equipment, net of insurance proceeds received from damaged property and equipment.

Financial Results: 2018 vs. 2017

(in thousands, except per share data)	Year Ended December 31, 2018	Year Ended December 31, 2017	$ Change	% Change
Revenue	$ 565,928	$ 504,042	$ 61,886	12.3%
Gross profit	170,094	153,127	16,967	11.1%
SG&A[1]	92,340	84,466	7,874	9.3%
Impairment charges	3,666	8,903	(5,237)	-58.8%
Operating income[1]	**74,088**	**59,758**	14,330	24.0%
Interest expense, net	(11,915)	(18,095)	6,180	-34.2%
Foreign currency gain	55	516	(461)	-89.3%
Other income	2,630	791	1,839	232.5%
Income before income taxes	64,858	42,970	21,888	50.9%
Income tax expense (benefit)	15,263	(6,395)	21,658	-338.7%
Net income	$ **49,595**	$ **49,365**	$ 230	0.5%
Earnings per share:				
Basic	$ **2.27**	$ **2.27**	$ -	0.0%
Diluted	$ **2.25**	$ **2.25**	$ -	0.0%
Shares used in earnings per share calculation:				
Basic	21,888	21,758		
Diluted	22,047	21,902		

[1]Includes pre-tax Business Development expenses of $748,000 and $500,000 for the year ended December 31, 2018 and 2017, respectively.

Financial Results: 2018 vs. 2017

(in thousands)	Year Ended December 31, 2018	Year Ended December 31, 2017	$ Change	% Change
Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation				
Net income	$ **49,595**	$ **49,365**		
Income tax expense (benefit)	15,263	(6,395)		
Interest expense, net	11,915	18,095		
Foreign currency gain	(55)	(516)		
Other income	(2,630)	(791)		
Depreciation and amortization	29,207	28,302		
Amortization of intangibles	9,645	9,888		
Stock-based compensation	4,366	3,933		
Accretion and non-cash adjustments of closure & post-closure obligations	3,707	3,026		
Impairment charges	3,666	8,903		
Adjusted EBITDA[1]	$ **124,679**	$ **113,810**	$ 10,869	9.6%
Business development expenses	748	500		
Pro Forma adjusted EBITDA	$ **125,427**	$ **114,310**	$ 11,117	9.7%
Adjusted EBITDA by Operating Segment:				
Environmental Services	$ 160,526	$ 146,371	14,155	9.7%
Field & Industrial Services	18,456	14,709	3,747	25.5%
Corporate[1]	(54,303)	(47,270)	(7,033)	14.9%
Total	$ **124,679**	$ **113,810**	$ 10,869	9.6%

[1]Includes pre-tax Business Development expenses of $748,000 and $500,000 for the year ended December 31, 2018 and 2017, respectively.

Financial Results: 2018 vs. 2017

(in thousands, except per share data)	Year Ended December 31,							
	2018				2017			
Adjusted Earnings Per Share Reconciliation	Income before income taxes	Income tax	Net income	per share	Income before income taxes	Income tax	Net income	per share
As reported	$ 64,858	$ (15,263)	$ 49,595	$ 2.25	$ 42,970	$ 6,395	$ 49,365	$ 2.25
Adjustments:								
Plus: Impairment charges	3,666	-	3,666	0.17	8,903	-	8,903	0.41
Less: TX land easement gain	(1,990)	512	(1,478)	(0.07)	-	-	-	-
Less: Discrete income tax adjustments	-	(2,146)	(2,146)	(0.10)	-	-	-	-
Less: Impact of tax reform	-	-	-	-	-	(23,778)	(23,778)	(1.08)
Plus: Non-cash write-off of deferred financing fees related to former credit agreement	-	-	-	-	5,461	(1,972)	3,489	0.16
Plus: Business development costs	748	(202)	546	0.03	500	(181)	319	0.01
Non-cash foreign currency translation (gain) loss	1,301	(351)	950	0.04	(1,124)	406	(718)	(0.03)
As adjusted	$ 68,583	$ (17,450)	$ 51,133	$ 2.32	$ 56,710	$ (19,130)	$ 37,580	$ 1.72
Shares used in earnings per diluted share calculation			22,047				21,902	

Free Cash Flow: 2018 vs. 2017

(in thousands)	Year Ended December 31, 2018		Year Ended December 31, 2017	
Free Cash Flow Reconciliation				
Net cash provided by operating activities	**$**	**81,485**	**$**	**79,703**
Purchases of property and equipment		(40,757)		(36,240)
Insurance proceeds from damaged property and equipment		-		1,313
Free Cash Flow	**$**	**40,728**	**$**	**44,776**

Financial Results: Q4'18 vs. Q4'17

(in thousands, except per share data)	Three Months Ended December 31, 2018		Three Months Ended December 31, 2017		$ Change		% Change
Revenue	$	157,541	$	133,697	$	23,844	17.8%
Gross profit		45,675		47,625		(1,950)	-4.1%
SG&A[1]		25,303		22,308		2,995	13.4%
Impairment charges		-		8,903		(8,903)	n/m
Operating income[1]		**20,372**		**16,414**		3,958	24.1%
Interest expense, net		(3,230)		(2,757)		(473)	17.2%
Foreign currency gain (loss)		511		(5)		516	n/m
Other income		137		254		(117)	-46.1%
Income before income taxes		17,790		13,906		3,884	27.9%
Income tax expense (benefit)		4,085		(16,860)		20,945	-124.2%
Net income	**$**	**13,705**	**$**	**30,766**	$	(17,061)	-55.5%
Earnings per share:							
Basic	**$**	**0.64**	**$**	**1.42**	$	(0.78)	-54.9%
Diluted	**$**	**0.62**	**$**	**1.40**	$	(0.78)	-55.7%
Shares used in earnings per share calculation:							
Basic		21,957		21,780			
Diluted		22,109		21,927			

[1]**Includes pre-tax Business Development expenses of $530,000 and $117,000 for the three months ended December 31, 2018 and 2017, respectively.**

Financial Results: Q4‘18 vs. Q4‘17

(in thousands)	Three Months Ended December 31, 2018		Three Months Ended December 31, 2017		$ Change		% Change
Adjusted EBITDA / Pro Forma Adjusted EBITDA Reconciliation							
Net income	$	13,705	$	30,766			
Income tax expense (benefit)		4,085		(16,860)			
Interest expense, net		3,230		2,757			
Foreign currency (gain) loss		(511)		5			
Other income		(137)		(254)			
Depreciation and amortization		8,216		7,295			
Amortization of intangibles		2,720		2,303			
Share-based compensation		1,094		978			
Accretion and non-cash adjustments of closure & post-closure obligations		465		(219)			
Impairment charges		-		8,903			
Adjusted EBITDA[1]	$	32,867	$	35,674	$	(2,807)	-7.9%
Business development expenses		530		117			
Pro Forma Adjusted EBITDA	$	33,397	$	35,791	$	(2,394)	-6.7%
Adjusted EBITDA by Operating Segment:							
Environmental Services	$	42,784	$	44,349		(1,565)	-3.5%
Field & Industrial Services		5,313		4,879		434	8.9%
Corporate[1]		(15,230)		(13,554)		(1,676)	12.4%
Total	$	32,867	$	35,674	$	(2,807)	-7.9%

[1]Includes pre-tax Business Development expenses of $530,000 and $117,000 for the three months ended December 31, 2018 and 2017, respectively.

Financial Results: Q4'18 vs. Q4'17

(in thousands, except per share data)	Three Months Ended December 31,									
	2018					2017				
Adjusted Earnings Per Share Reconciliation		Income before income taxes	Income tax	Net income	per share		Income before income taxes	Income tax	Net income	per share
As reported	$	17,790	$ (4,085)	$ 13,705	$0.62	$	13,906	$16,860	$ 30,766	$1.40
Adjustments:										
Plus: Impairment charges		-	-	-	-		8,903	-	8,903	0.41
Less: Impact of tax reform		-	-	-	-		-	(23,778)	(23,778)	(1.08)
Less: Discrete income tax adjustments		-	(442)	(442)	(0.02)		-	-	-	-
Plus: Business development costs		530	(143)	387	0.02		117	(42)	75	-
Non-cash foreign currency translation loss		931	(251)	680	0.03		73	(26)	47	-
As adjusted	$	19,251	$ (4,921)	$ 14,330	$0.65	$	22,999	$ (6,986)	$ 16,013	$0.73
Shares used in earnings per diluted share calculation				22,109					21,927	